UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 23, 2015
  (Date of earliest event reported

 STELLAR BIOTECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

332 E. Scott Street
          Port Hueneme, CA 93041
(Address of principal executive offices)  (Zip Code)

                   (805) 488-2800
(Registrant’s telephone number, including area code)

                  Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 23, 2015, the registrant issued a press release containing a corporate update from the Chief Executive Officer of the registrant summarizing the registrant’s activities over the course of its most recently completed fiscal year.  The press release includes a link to certain information contained on the registrant’s website for convenience of the reader.  Neither the linked information nor the general contents of the registrant’s website are incorporated into this Form 8-K.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report.

Exhibit No.              Description

99.1	Press release dated October 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BIOTECHNOLOGIES, INC.

Date:  October 26, 2015                                                            By:               /s/ Kathi Niffenegger
                                          Name:           Kathi Niffenegger
                                                 Title:             Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1	Press release dated October 23, 2015.